UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 18, 2016

Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State of Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2016, Sovran Acquisition Limited Partnership (“SALP”), Sovran Self Storage, Inc.’s operating partnership, entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), by and among LifeStorage, LP, a Delaware limited partnership (“LifeStorage”), SALP, Solar Lunar Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of SALP (“Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company, as Sellers’ Representative. The Merger Agreement provides that SALP will acquire LifeStorage by way of a merger of LifeStorage with and into Merger Sub, with Merger Sub being the surviving entity (the “Merger”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), SALP shall pay aggregate consideration of approximately $1.3 billion, of which approximately $467.8 million will be paid to discharge existing indebtedness of LifeStorage (plus certain prepayment and defeasance costs).

SALP, Merger Sub and LifeStorage have made customary representations, warranties and covenants in the Merger Agreement. LifeStorage has also agreed, among other things, to (i) use commercially reasonable effort to conduct its business in the ordinary and regular course in the same manner as previously conducted, (ii) use commercially reasonable efforts to maintain its material assets and properties in their current condition (subject to certain exceptions), (iii) maintain its insurance policies in effect, (iv) preserve substantially intact its business organization and goodwill and keep available the services of its present officers, and employees, and (v) preserve the present commercial relationships that are material to the business as a whole.

The closing of the Merger is expected to occur on or about July 15, 2016. The closing of the Merger is subject to various customary conditions, including, but not limited to, the following: (i) the absence of any governmental order preventing or prohibiting the consummation of the transactions contemplated by the Merger Agreement, (ii) the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifications), and (iii) compliance with the covenants and agreements in the Merger Agreement in all material respects.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to this Current Report on Form 8-K to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, SALP, LifeStorage or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement.

Item 7.01.	Regulation FD Disclosure.

On May 19, 2016, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The Company will host a conference call on May 19, 2016 at 8:30 a.m. Eastern Time for analysts and investors regarding the Merger. The presentation slides to be used in connection with this analyst and investor conference call are attached hereto as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.4, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Merger and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 8.01.	Other Events.

On May 18, 2016, the Company and SALP obtained a bridge loan commitment from Wells Fargo Bank, National Association; Wells Fargo Securities, LLC; Citigroup Global Markets Inc.; and SunTrust Bank; with Wells Fargo Bank, National Association, acting as Administrative Agent. Pursuant to the bridge loan commitment the lenders have agreed to loan the Company and SALP up to $1.35 billion if needed to finance the LifeStorage acquisition (and related expenses). Any loan will be advanced in a single draw. The maturity date of any loan will be the date that is 364 days after the closing date of the Merger. The commitment provides for mandatory prepayment of any loan on the occurrence of certain events (asset sales, equity offerings or additional loans) and voluntary prepayment is permitted. Interest is payable at LIBOR plus 1.15% or the administrative agent’s Base Rate plus 0.15%; provided that the applicable margins are subject to increase upon certain events. Any loans made pursuant to the bridge loan commitment are subject to a customary duration fee.

Also, on May 18, 2016, the Company and SALP obtained a backstop loan commitment from Wells Fargo Bank, National Association and Wells Fargo Securities, LLC whereby such lenders have agreed to loan the Company and SALP up to $325 Million if needed to refinance the Company’s and SALP’s currently outstanding private placement notes prior to maturity. The terms of any loans pursuant to this commitment are the same as loans under the bridge loan commitment.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of LifeStorage, LP are attached hereto as Exhibit 99.2 and incorporated by reference:

•	LifeStorage, LP - Consolidated Financial Statements

 Three Months Ended March 31, 2016 (unaudited)

•	LifeStorage, LP - Consolidated Financial Statements

 Years Ended December 31, 2015 and 2014

(b)	Pro Forma Financial Information.

The following pro-forma financial statements are attached hereto as Exhibit 99.3 and incorporated by reference:

•	Sovran Self Storage, Inc. Unaudited Proforma Condensed Combined Financial Information

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among LifeStorage, LP, Sovran Acquisition Limited Partnership, Solar Lunar Sub. LLC, and Fortis Advisors LLC, as Sellers’ Representative dated as of May 18, 2016

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release

99.2	LifeStorage, LP - Consolidated Financial Statements Three Months Ended March 31, 2016 (unaudited)

LifeStorage, LP - Consolidated Financial Statements Years Ended December 31, 2015 and 2014

99.3	Sovran Self Storage, Inc. Unaudited Proforma Condensed Combined Financial Information

99.4	Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

Date: May 19, 2016
	By	/s/ ANDREW J. GREGOIRE
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, by and among LifeStorage, LP, Sovran Acquisition Limited Partnership, Solar Lunar Sub, LLC, and Fortis Advisors LLC, as Sellers’ Representative dated as of May 18, 2016

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release

99.2	LifeStorage, LP - Consolidated Financial Statements Three Months Ended March 31, 2016 (unaudited)

LifeStorage, LP - Consolidated Financial Statements Years Ended December 31, 2015 and 2014

99.3	Sovran Self Storage, Inc. Unaudited Proforma Condensed Combined Financial Information

99.4	Presentation Slides

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.